Summary Prospectus | April 30, 2015
Class/Ticker: Retail Class / CACOX Institutional Class / IACOX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.congressasset.com/funds/mf_download_menu.htm.  You may also obtain this information at no cost by calling 1-888-688-1299.  The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Congress All Cap Opportunity Fund (the “All Cap Opportunity Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the All Cap Opportunity Fund.

Shareholder Fees (Fees paid directly from your investment)	Retail Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Retail Class	Institutional Class
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	2.16%	2.12%
Total Annual Fund Operating Expenses	3.01%	2.72%
Fee Waiver and/or Expense Reimbursement	-2.01%	-1.97%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	1.00%	0.75%

(1)
Congress Asset Management Company, LLP (the “Advisor”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding the expenses associated with the Fund’s investment in other investment companies referred to as “Acquired Fund Fees and Expenses,” interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund to 1.00% of the Fund’s Retail Class shares’ and 0.75% for the Institutional Class shares’ average net assets (the “Expense Caps”).  The Expense Caps are indefinite, and will remain in effect until at least April 30, 2016.  The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.  The Fund’s net operating expenses may be higher to the extent that the Fund incurs expenses that are excluded from the Expense Cap.

Example
The Example below is intended to help you compare the cost of investing in the All Cap Opportunity Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the All Cap Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first year only).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$102	$741	$1,405	$3,185
Institutional Class	$77	$657	$1,264	$2,906

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies
The All Cap Opportunity Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.  The Fund’s investment premise is that market inefficiencies exist between fixed income and equity valuations which, if properly identified, can lead to investment opportunities which can be exploited.  An analysis of a company’s entire capital structure can provide a unique insight into a purchase or sell decision of a particular stock.  The Advisor seeks to uncover these inefficiencies for the Fund, and identify equity investment opportunities which may provide the opportunity for long term capital appreciation.  The Fund invests primarily in publicly traded stocks of U.S. companies, irrespective of market capitalization size or industry sector.  The All Cap Opportunity Fund may invest up to 20% of its total assets in investment grade debt securities, such as commercial paper or corporate debt securities.  Additionally, the Fund may invest up to 20% of its total assets in the securities of foreign issuers, including American Depositary Receipts (“ADRs”).  The All Cap Opportunity Fund is “opportunistic” and may focus its investments in securities and industries that the Advisor believes are poised to experience earnings growth.  The Advisor may sell a security for a number of reasons including, but not limited to a determination that the security no longer meets its investment criteria or if a new security is judged to be more attractive than a current holding.  The All Cap Opportunity Fund may, from time to time, have significant exposure to one or more sectors of the market.  As of March 31, 2015, over 25% of the All Cap Opportunity Fund’s assets were invested in securities within the consumer discretionary sector.

Principal Risks of Investing in the All Cap Opportunity Fund
There is a risk that you could lose all or a portion of your investment in the Fund.  The principal risks of an investment in the Fund include:

•
Consumer Discretionary Risk:  The All Cap Opportunity Fund invests greater than 25% of its assets in the securities of companies in the consumer discretionary sector.  Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.  Success depends heavily on disposable household income and consumer spending.  Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

•
Debt/Fixed Income Securities Risk:  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities.  An issuer of a fixed income security may fail to pay all or a portion of the payment of principal and/or interest on a security.

•
Equity Market Risk:  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in a Fund’s portfolio may not increase their earnings at the rate anticipated.

•
Foreign Investment Risk:  Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets, which may result in delays in settling securities transactions.

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk: The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for a Fund.

•	Regulatory Risk: Changes in government regulations may adversely affect the value of a security.

•
Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

•
Small and Medium Companies Risk:  Securities of small and medium cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

Performance Information
Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how Retail Class shares of the Fund’s total returns have varied since inception.  The table below illustrates how the Fund’s average annual total returns for the 1-year and since inception periods compare with a domestic broad-based market index and secondary index provided to offer a broader market perspective.  The Fund’s performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at www.congressasset.com/funds.

Congress All Cap Growth Fund
Calendar Year Total Return as of December 31
Retail Class

Highest Quarterly Return:	Q1, 2013	13.90%

Lowest Quarterly Return:	Q2, 2013	-4.01%

Average Annual Total Returns as of December 31, 2014
	1 Year	Since Inception (10/31/2012)
Retail Class Shares
Return Before Taxes	13.67%	20.56%
Return After Taxes on Distributions	13.56%	20.27%
Return After Taxes on Distributions and Sale of Fund Shares	7.83%	16.03%
Institutional Class Shares
Return Before Taxes	13.95%	20.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	21.59%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.56%	21.81%

After tax returns in the table above are only illustrated for the Fund’s Retail Class Shares.  After tax returns for the Fund’s Institutional Class Shares will vary.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Advisor
Congress Asset Management Company, LLP.

Portfolio Managers
Matthew T. Lagan, CFA, Vice President, Senior Research Analyst, Advisor, Portfolio Manager for the Fund since March 2014.
Peter C. Andersen, CFA, Senior Vice President, Advisor, Portfolio Manager for the Fund since inception, October 2012.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem the All Cap Opportunity Fund’s shares on any business day by written request via mail (Congress All Cap Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-688-1299, or through a financial intermediary.  The minimum initial investment amounts are shown in the table below.  The minimum investment requirement may be waived upon prior written approval by an authorized employee of the Advisor.  There is no minimum subsequent investment amount to add funds to an existing account.

Account Types	To Open Your Account
Standard Accounts
- Retail Class	$2,000
- Institutional Class	$500,000
Traditional and Roth IRA Accounts
- Retail Class	$2,000
- Institutional Class	$500,000
Accounts with Automatic Investment Plans
- Retail Class	$2,000

Tax Information
The All Cap Opportunity Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the All Cap Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the All Cap Opportunity Fund and/or the Advisor may pay the intermediary for the sale of the All Cap Opportunity Fund’s shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the All Cap Opportunity Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.